UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

ANAPTYSBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37985	20-3828755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 362-6295

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K is being filed by AnaptysBio, Inc. (“AnaptysBio” or the “Company”) to report on: (i) the announcement of the approval by the Company’s board of directors (the “Board”) of the distribution of all outstanding shares of First Tracks Biotherapeutics, Inc. (“First Tracks Biotherapeutics” or “SpinCo”) common stock to holders of AnaptysBio common stock as a pro rata dividend prior to U.S. market open on April 20, 2026 (the “Spin-Off”) and (ii) the announcement of the Private Placement (as defined below) of SpinCo common stock.

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2026, First Tracks Biotherapeutics and EcoR1 Capital Fund Qualified, L.P. (the “Selling Stockholder”) entered into a purchase agreement (the “Purchase Agreement”) with certain third party investors (collectively, the “Investors”), pursuant to which SpinCo agreed to issue and sell an aggregate 5,791,478 shares of SpinCo’s common stock, par value $0.001 per share (the “Common Stock”) (collectively, the “Primary Shares”), and the Selling Stockholder agreed to sell an aggregate of 4,705,576 shares of Common Stock that the Selling Stockholder will receive in the previously announced Spin-Off of SpinCo from AnaptysBio (the “Secondary Shares” and, together with the Primary Shares, the “Purchased Securities”) to the Investors, at a purchase price of $13.81 per share (the “Private Placement”). The aggregate gross proceeds to First Tracks Biotherapeutics from the sale of the Primary Shares is expected to be approximately $80 million, before deducting offering expenses. First Tracks Biotherapeutics will not receive any proceeds from the sale of the Secondary Shares. The Private Placement is expected to close subject to, and immediately after, the previously announced separation of SpinCo from AnaptysBio, which is expected to occur on April 20, 2026.

The Purchase Agreement contains customary representations, warranties and agreements by SpinCo and the Selling Stockholder, customary indemnification obligations of SpinCo and the Selling Stockholder to the Investors and other obligations of the parties.

In accordance with the Purchase Agreement, the closing of the Private Placement (the “Closing”) is subject to the satisfaction or waiver of certain conditions, including, among others, the effectiveness of the registration statement on Form 10, initially filed with the SEC on March 3, 2026 (as amended, the “Registration Statement”), the completion of the distribution of SpinCo shares substantially on the terms described in that certain Separation and Distribution Agreement, the form of which was filed as Exhibit 2.1 to the Registration Statement, the listing of the Common Stock on the Nasdaq Stock Market LLC (“Nasdaq”), the absence of any material adverse effect on SpinCo since the date of the Purchase Agreement, and other customary closing conditions.

In connection with the Private Placement, SpinCo will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Investors at the Closing, pursuant to which SpinCo will be required to file a registration statement with the SEC covering the resale by the Investors of their shares of Common Stock as promptly as reasonably practicable, and in any event no later than 45 days, following the closing of the Private Placement.

Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and Form of Registration Rights Agreement filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the Purchase Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about First Tracks Biotherapeutics. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to the Purchase Agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of First Tracks Biotherapeutics. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in First Tracks Biotherapeutics’ public disclosures.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on November 5, 2024, the Company entered into a Sales Agreement (the “Sales Agreement”) with TD Securities (USA) LLC (the “Agent”), pursuant to which the Company could issue and sell, from time to time, shares of its common stock, par value $0.001 per share (the “Common Shares”), up to an aggregate offering price equal to the Maximum Amount (the “ATM Program”).

The Company has issued a termination letter to the Agent to terminate the Sales Agreement. Following the termination of the Sales Agreement, the Company may not offer or sell any additional Common Shares under the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which was filed as Exhibit 1.2 to Registration Statement on Form S-3 filed with the Securities and Exchange Commission on November 5, 2024.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On March 26, 2026, the Board appointed Susannah Gray as a Class I director, a member of the Nominating and Corporate Governance Committee and a member of the Research and Development Committee, effective immediately.

In connection with her appointment as a non-employee director of the Board, Ms. Gray will receive an initial grant following the Spin-Off including (i) pro rata portion of the annual retainer for service as a director for the remaining portion of the year, and (ii) 11,250 restricted stock units, which shall vest over a three-year period, in each case subject to Ms. Gray’s continued service to the Company.

The Company has entered into its standard form of indemnification agreement with Ms. Gray. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 9, 2015 and is incorporated by reference herein.

There are no arrangements or understandings between Ms. Gray and any other persons, pursuant to which Ms. Gray was selected as a member of the Board. There are also no family relationships among any of the Company’s other directors or executive officers and Ms. Gray, and Ms. Gray does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Executive Officer Transitions

On March 26, 2026, Dennis Mulroy and AnaptysBio entered into a transition and separation agreement (the “Mulroy Separation Agreement”), conditioned upon and effective on the separation of SpinCo from AnaptysBio, which is expected to occur on April 20, 2026. The Mulroy Separation Agreement provides that, among other things, the Mulroy Employment Agreement was terminated, and in exchange for executing a general release of claims in favor of the Company, Mr. Mulroy will receive a lump sum payment equal to nine months of base pay and reimbursement for his COBRA premiums for a period of 9 months. Mr. Mulroy is also expected to enter into a consulting agreement with First Tracks Biotherapeutics following the Spin-Off.

The foregoing description of the Mulroy Separation Agreement is qualified in its entirety by reference to the full text of the Mulroy Separation Agreement, which will be filed an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026.

On March 26, 2026, Eric Loumeau and AnaptysBio entered into a transition and separation agreement (the “Loumeau Separation Agreement”), conditioned upon and effective on the separation of SpinCo from AnaptysBio, which is expected to occur on April 20, 2026. The Loumeau Separation Agreement provides that, among other things, the Loumeau Employment Agreement was terminated, and in exchange for executing a general release of claims in favor of the Company, Mr. Loumeau will receive a lump sum payment equal to nine months of base pay and reimbursement for his COBRA premiums for a period of 9 months. Mr. Loumeau is also expected to enter into consulting agreements with both the Company and First Tracks Biotherapeutics following the Spin-Off.

The foregoing description of the Loumeau Separation Agreement is qualified in its entirety by reference to the full text of the Loumeau Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026.

Item 7.01	Regulation FD.

Spin-Off

First Tracks Biotherapeutics previously filed the Registration Statement. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding SpinCo’s business and management.

On March 27, 2026, in connection with the previously announced Spin-Off, the Board announced that the Company will distribute all of the outstanding shares of Common Stock of SpinCo to holders of shares of the Company’s common stock as a pro rata dividend prior to the U.S. market open on April 20, 2026. The Common Stock of SpinCo is expected to begin trading on Nasdaq on April 20, 2026 under the ticker “TRAX.” Holders of the Company’s common stock will be entitled to receive one share of SpinCo Common Stock for every share of the Company’s common stock held on April 6, 2026, the record date for the distribution. The distribution is subject to the satisfaction or waiver of certain conditions. A copy of the press release is attached as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

First Tracks Private Placement

On March 27, 2026, the Company issued a press release announcing the Private Placement, a copy of which is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

Stock Buyback Program

On March 27, 2026, the Company issued a press release announcing that the Board has authorized a stock repurchase plan (the “Stock Repurchase Plan”), under which the Company may repurchase up to $100.0 million of the Company’s outstanding common stock, par value $0.001 per share. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished in Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: statements relating to plans for executing the Spin-Off, the expected timing of the Spin-Off, the expected financial operations and condition of AnaptysBio and First Tracks Biotherapeutics following the Spin-Off, the strategies, plans and objectives of AnaptysBio and First Tracks Biotherapeutics following the Spin-Off, statements relating to the expected timing of closing of the Private Placement, the company’s ability to execute the Stock Repurchase Plan, in whole or in part. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property, the ability to effect the separation of companies as described herein and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated as of March 26, 2026, by and among SpinCo, the Selling Stockholder and the Investors party thereto.

10.2	Form of Registration Rights Agreement.

99.1	Press Release, dated March 27, 2026, relating to the Spin-Off.

99.2	Press Release, dated March 27, 2026, relating to the Private Placement.

99.3	Press Release, dated March 27, 2026, relating to the AnaptysBio Stock Repurchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026

ANAPTYSBIO, INC.

By:	/s/ Dan Faga
Dan Faga
President and Chief Executive Officer